UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38029 (Commission File Number)	33-1229046 (I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Akoustis Technologies, Inc. (the “Company”) has received an order for the design and manufacture of bulk acoustic wave (“BAW”) RF filters for emerging sub-6 GHz 5G mobile infrastructure. The Company expects sample filters to be delivered in the first half of calendar 2019 and, if successful, expects to enter into a supply agreement with volume shipments to commence in the second half of 2019.

Item 8.01	Other Events

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are intended to be covered by the “safe harbor” created by those sections. Such forward-looking statements include statements regarding the Company’s expected financial results and results of operations. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of the Company’s research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of the Company’s BulkONE® technology and products presently under development and the anticipated timing of such development; the Company’s ability to protect its intellectual property rights that are valuable to its business, including patent and other intellectual property rights; the Company’s ability to successfully market and sell products based on the Company’s technologies and the timing of any such sales; the ability to achieve qualification of the Company’s products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; the rate and degree of market acceptance of any of the Company’s products; and the Company’s ability to raise funding to support operations and the continued development and qualification of its products and the technologies underlying them. These and other risks and uncertainties are described in more detail in the Part I, Item 1A - Risk Factors of the Company’s most recent Annual Report on Form 10-K. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this report speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this press release to conform these statements to new information, actual results or to changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.
Date: October 1, 2018	By:	/s/ John T. Kurtzweil
	Name:	John T. Kurtzweil
	Title:	Chief Financial Officer